EXHIBIT 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-QSBA of Trimax Corporation for the three months ended December 31, 2006, I certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

the Quarterly Report on Form 10-QSBA of Trimax Corporation for the quarter ended December 31, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

the information contained in the Quarterly Report on Form 10-QSBAfor the three months ended December 31, 2006 fairly presents, in all material respects, the financial condition and results of operations of Trimax Corporation.

By:	/s/ Robert Vivacqua

Name:	Robert Vivacqua

Title:	Principal Executive Officer,
Principal Financial Officer and Director

Date:	May 22, 2008